Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Acceleron Pharma Inc. (the “Company”) for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2016	By:	/s/ John L. Knopf, Ph.D.
John L. Knopf Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

Date: February 25, 2016	By:	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)